OTHER COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2015
Commitments and Contingencies Disclosure [Abstract]
OTHER COMMITMENTS AND CONTINGENCIES
OTHER COMMITMENTS AND CONTINGENCIES

Assets pledged

(in thousands of $)	2015	2014
Carrying value of vessels and equipment secured against long-term loans and capital leases	1,847,403	1,623,423

Other contractual commitments and contingencies

Insurance

We insure the legal liability risks for our shipping activities with Gard and Skuld, which are mutual protection and indemnity associations. As a member of a mutual association, we have inquired to the associations based on our claims record in addition to the claims records of all other members of the association. A contingent liability exists to the extent that the claims records of the members of the association in the aggregate show significant deterioration, which results in additional calls on the members.

Tax lease benefits

As of December 31, 2015, we have one UK tax lease (relating to the Methane Princess). A termination of this lease would realize the accrued currency gain or loss recorded against the lease liability, net of the restricted cash. As of December 31, 2015, there was a net accrued gain of approximately $0.9 million.

Under the terms of the leasing arrangement, the benefits are derived primarily from the tax depreciation assumed to be available to the lessor as a result of their investment in the vessel. As is typical in these leasing arrangements, as the lessee we are obligated to maintain the lessor’s after-tax margin. Accordingly, in the event of any adverse tax changes or a successful challenge by the UK Tax Authorities (“HMRC”) with regard to the initial tax basis of the transactions, or in the event of an early termination of the Methane Princess lease or in relation to the 2010 lease restructurings, we may be required to make additional payments principally to the UK vessel lessor. We would be required to return all, or a portion of, or in certain circumstances significantly more than the upfront cash benefits that Golar received in respect of the lease financing transaction.

HMRC has been challenging the use of similar lease structures and has been engaged in litigation of a test case for some years. In August 2015, following an appeal to the Court of Appeal by the HMRC which set aside previous judgments in favor of the tax payer, the First Tier Tribunal (UK court) ruled in favor of HMRC. The tax payer in this particular ruling has the election to appeal the courts’ decision, but no appeal has been filed.The judgments of the First Tier Tribunal do not create binding precedent for other UK court decisions and therefore the ruling in favor of HMRC is not binding in the context of our structures. Further, we consider there are differences in the fact pattern and structure between this case and our leasing arrangements and therefore is not necessarily indicative of any outcome should HMRC challenge us and we remain confident that our fact pattern is sufficiently different to succeed if we are challenged by HMRC. HMRC have written to our lessor to indicate that they believe our lease maybe similar to the case noted above. We have reviewed the details of the case and the basis of the judgment with our legal and tax advisers to ascertain what impact, if any, the judgment may have on us and the possible range of exposure has been estimated at approximately £nil to £20 million Pound Sterling. However, under the indemnity provisions of the Omnibus Agreement or the respective share purchase agreements, Golar has agreed to indemnify us against any liabilities incurred as a consequence of a successful challenge by the UK Revenue Authorities with regard to the initial tax basis of the transactions in respect of the remaining lease (including the other vessels previously financed by UK tax leases) or in relation to the restructuring terminations in 2010.

Legal proceedings and claims

From time to time we have been, and expect to continue to be, subject to legal proceedings and claims in the ordinary course of our business, principally personal injury and property casualty claims. These claims, even if lacking merit, could result in the expenditure of significant financial and managerial resources.

In November and December 2015, the Indonesian tax authorities issued letters to PTGI to, among other things, revoke a previously granted VAT importation waiver in the approximate amount of $24.0 million for the NR Satu. In April 2016, PTGI initiated an action in the Indonesian tax court to dispute the waiver cancellation. We believe PTGI has strong merits to support its position. However, there can be no assurance that PTGI’s position will be prevail. In the event of a negative outcome, in addition to the liability for VAT, there is the possibility that interest and penalties at 2% per month may be applied from the point when the waiver was initially issued up until the date of payment of the VAT deemed due together with penalties applied, however, as the court proceedings have just commenced it is not possible to predict the maximum potential exposure. In the event that the cancellation of the waiver is upheld which we do not believe to be probable, we will be indemnified by PTNR under the TCP for the NR Satu for any VAT liability as well as the related interest and penalties.